VIRTUS KAR Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—96.7%
Consumer Discretionary—15.6%
Cheesecake Factory, Inc. (The)(1)	1,886	$ 74
Gentex Corp.	2,238	78
Leslie’s, Inc.(1)	4,368	103
Terminix Global Holdings, Inc.(1)	2,852	129
Thor Industries, Inc.	1,127	117
		501

Consumer Staples—4.3%
National Beverage Corp.	1,801	82
WD-40 Co.	222	54
		136

Financials—10.5%
Bank of Hawaii Corp.	1,164	98
Berkley (W.R.) Corp.	1,509	124
Broadridge Financial Solutions, Inc.	637	116
		338

Health Care—3.2%
Anika Therapeutics, Inc.(1)	1,074	38
CorVel Corp.(1)	307	64
		102

Industrials—25.6%
Armstrong World Industries, Inc.	752	87
Graco, Inc.	1,339	108
John Bean Technologies Corp.	561	86
Landstar System, Inc.	594	106
Lennox International, Inc.	288	94
RBC Bearings, Inc.(1)	566	114
Toro Co. (The)	949	95
TransUnion	1,113	132
		822

Information Technology—23.6%
American Software, Inc. Class A	2,946	77
CDK Global, Inc.	1,140	48
CDW Corp.	517	106
Dolby Laboratories, Inc. Class A	1,258	120
Jack Henry & Associates, Inc.	674	112
Teradyne, Inc.	988	162
	Shares	Value

Information Technology—continued
Zebra Technologies Corp. Class A(1)	224	$ 133
		758

Materials—7.2%
Axalta Coating Systems Ltd. (1)	2,404	80
Scotts Miracle-Gro Co. (The)	937	151
		231

Real Estate—6.7%
Lamar Advertising Co. Class A	925	112
MGM Growth Properties LLC Class A	2,494	102
		214

Total Common Stocks (Identified Cost $3,008)		3,102

Total Long-Term Investments—96.7% (Identified Cost $3,008)		3,102

Short-Term Investment—2.0%
Money Market Mutual Fund—2.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	65,091	65
Total Short-Term Investment (Identified Cost $65)		65

TOTAL INVESTMENTS—98.7% (Identified Cost $3,073)		$3,167
Other assets and liabilities, net—1.3%		42
NET ASSETS—100.0%		$3,209

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$3,102	$3,102
Money Market Mutual Fund	65	65
Total Investments	$3,167	$3,167
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-MID CAP VALUE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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